As filed via EDGAR with the Securities and Exchange Commission on February 28, 2005

                                              Registration Statement No. 2-34277
                                                                ICA No. 811-1920

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment No. _____ [ ]
                       Post-Effective Amendment No. 51 [X]
                                       And
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 31

                                  STRALEM FUND
               (Exact Name of Registrant as Specified in Charter)
                      645 Madison Avenue, New York NY 10022
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 888-8123

        Philippe E. Baumann, 645 Madison Avenue, New York, New York 10022
                     (Name and Address of Agent for Service)

                                    Copy to:

                          Susan J. Penry-Williams, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective (check appropriate box):

|_|   Immediately upon filing pursuant      |_|  on (date) pursuant to paragraph
      to paragraph (b)                           (b)
| |   60 days after filing pursuant to      |X|  on April 30, 2005 pursuant to
      paragraph (a)(1)                           paragraph (a)(1)
|_|   75 days after filing pursuant to      |_|  on (date) pursuant to paragraph
      paragraph (a)(2)                           (a)(2) of rule 485.

If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  STRALEM FUND


                              STRALEM BALANCED FUND
                               STRALEM EQUITY FUND




                                   PROSPECTUS




                                 April 30, 2005
























The Securities and Exchange Commission has not approved or disapproved the shares of either Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

                                Table of Contents

                                                                           Page
                                                                           ----
STRALEM BALANCED FUND: RISK/RETURN SUMMARY  .................................1
   Investment Objective......................................................1
   Principal Investment Strategies...........................................1
   Principal Risks of Investing..............................................1
   Bar Chart and Performance Table...........................................1
   Fees and Expenses.........................................................2
STRALEM EQUITY FUND: RISK/RETURN SUMMARY  ...................................3
   Investment Objective......................................................3
   Principal Investment Strategies...........................................3
   Principal Risks of Investing..............................................3
   Bar Chart and Performance Table...........................................3
   Fees and Expenses.........................................................4
EXAMPLE OF EXPENSES..........................................................5
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS................6
   Investment Objectives.....................................................6
   Principal Strategies......................................................6
   Risks of Investing........................................................6
   Portfolio Holdings........................................................7
INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT.........................8
SHAREHOLDER INFORMATION......................................................9
   Investment Minimums.......................................................9
   Net Asset Value...........................................................9
   How to Purchase Shares....................................................9
   How to Exchange or Redeem Shares..........................................9
   Dividends and Capital Gains Distributions................................10
    Frequent Purchases and Redemptions of Fund Shares.......................10
   Tax Issues...............................................................10
FINANCIAL HIGHLIGHTS........................................................12

STRALEM BALANCED FUND : RISK/RETURN SUMMARY

Investment Objective

Stralem Balanced Fund (a series of Stralem Fund) is a no-load mutual fund with the investment objective of realizing both income and capital appreciation in an attempt to maximize total return.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 25% of its assets in large capitalization equity securities listed or traded on major U.S. stock exchanges and at least 25% of its assets in investment grade, U.S. dollar-denominated fixed income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies and instrumentalities and by modifying the composition of the Fund's portfolio as economic and market trends change. The Fund's investment strategies can be identified as a blend of large capitalization equity and fixed income securities.

Principal Risks of Investing

The Fund is subject to the risks common to all mutual funds that invest in equity securities and bonds. You may lose money by investing in the Fund if any of these occur:

     o the stock markets of the United States go down, decreasing the value of equity securities;

     o    one or more portfolio holdings does not perform as well as expected;

     o    the value of U.S. fixed income securities declines; or

     o the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

In addition, the Fund is non-diversified, which means that Stralem Balanced Fund could have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in Stralem Balanced Fund by showing changes in that Fund's performance from year to year from January 1, 1995 through December 31, 2004. The following table also shows Stralem Balanced Fund's average annual returns for 1, 5 and 10 years compared with those of the Standard & Poor's Composite 500 Index.

The Fund's highest quarterly return was 11.30% (for the quarter ended 6/30/97). The Fund's lowest quarterly return was -6.77% (for the quarter ended 3/31/01).

                                 CHART OMITTED



Performance Table: Stralem Balanced Fund

--------------------------------------------------------------------- -------------- --------------- -----------
Average Annual Total Returns                                               One            Five            Ten
(for the periods ended December 31, 2004)                                 Year           Years           Years
--------------------------------------------------------------------- -------------- --------------- -----------
Return Before Taxes                                                       6.16%          1.61%           9.65%
--------------------------------------------------------------------- -------------- --------------- -----------
Return After Taxes on Distributions*                                      4.06%          0.05%           7.80%
--------------------------------------------------------------------- -------------- --------------- -----------
Return After Taxes on Distributions and Sale of Fund Shares*              3.45%          0.20%           6.18%
--------------------------------------------------------------------- -------------- --------------- -----------
S&P 500 Index**                                                          10.86%         -2.30%          12.07%
----------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. This is shown with dividends included and reflects no deduction for fees, expenses, or taxes.


Fees and Expenses of Stralem Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Stralem Balanced Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Deferred Sales Charge (Load)                                       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None
Redemption Fee                                                             None
Exchange Fee                                                               None

Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Management Fees*                                                           1.00%
Distribution (12b-1) Fees                                                  None
Other Expenses                                                             0.18%
Total Annual Fund Operating Expenses*                                      1.18%


------------------------
*    Includes administrative fees of 0.04% reimbursed to the Adviser.

STRALEM EQUITY FUND:  RISK/RETURN SUMMARY:

Investment Objective

Stralem Equity Fund (a series of Stralem Fund) is a no-load mutual fund with the investment objective of long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in large capitalization equity securities listed or traded on major U.S. stock exchanges and in the over-the-counter market. Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of large capitalization U.S. companies. The Fund's investment strategies can be identified as "value-driven" and/or "flexible" investing.

Principal Risks of Investing

The Fund is subject to the risks common to all mutual funds that invest in equity securities. You may lose money by investing in the Fund if any of these occur:

     o the stock markets of the United States go down, decreasing the value of equity securities;

     o a stock or stocks in the Fund's portfolio does not perform as well as expected;

     o the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

In addition, the Fund is non-diversified, which means that Stralem Equity Fund could have a portfolio with as few as twelve issuers, although the Fund typically does not hold less than twenty issuers. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.

Bar Chart and Performance Table

The chart and table shown below provide an indication of the risks of investing in Stralem Equity Fund by comparing the Fund's performance from January 18, 2000 through December 31, 2004 with those of the Standard & Poor's Composite 500 Index. Past performance is not an indication of future performance.

The Fund's highest quarterly return was 11.92% (for the quarter ended 6/30/03). The lowest quarterly return was -16.44% (for the quarter ended 9/30/02).

                                 CHART OMITTED



* Total return for 2000 is on an annualized basis from the inception of the Fund.


Performance Table: Stralem Equity Fund

------------------------------------------------------------------------- ------------- ----------------------
Average Annual Total Returns                                                  One           Since Inception
(for the periods ended December 31, 2004)                                     Year         (January 18, 2000)
------------------------------------------------------------------------- ------------- ----------------------
Return Before Taxes                                                          15.05%               1.72%
------------------------------------------------------------------------- ------------- ----------------------
Return After Taxes on Distributions*                                         14.78%               1.37%
------------------------------------------------------------------------- ------------- ----------------------
Return After Taxes on Distributions and Sale of Fund Shares*                 12.56%               1.58%
------------------------------------------------------------------------- ------------- ----------------------
S&P 500 Index**                                                              10.86%              -2.30%
--------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
** The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. This is shown with dividends included and reflects no deduction for fees, expenses, or taxes.


Fees and Expenses of Stralem Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Stralem Equity Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None
Redemption Fee                                                           None
Exchange Fee                                                             None

Annual Fund Operating Expenses (Expenses deducted from
  Fund assets)
Management Fees*                                                         1.60%
Distribution (12b-1) Fees                                                None
Other Expenses                                                           0.26%
Total Annual Fund Operating Expenses*                                    1.86%



-----------------
*    Includes administrative fees of 0.10% reimbursed to the Adviser.

EXAMPLE OF EXPENSES

This Example is intended to help you compare the cost of investing in either Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the investor redeems all of his or her shares at the end of each period and that your investment has a 5% return each year and that the Fund's operating expenses remain the same as a percentage of net assets. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


------------------------------- ------------------- ------------------- ------------------ ---------------
                                      1 YEAR             3 YEARS             5 YEARS            10 YEARS
------------------------------- ------------------- ------------------- ------------------ ---------------
Stralem Balanced Fund                  $120                $375                $ 649             $1,432
------------------------------- ------------------- ------------------- ------------------ ---------------
Stralem Equity Fund                    $189                $585               $1,006             $2,180
------------------------------- ------------------- ------------------- ------------------ ---------------

The above table is designed to assist you in understanding the various costs and expenses that an investor in either Fund would bear directly or indirectly.

Neither Stralem Balanced Fund nor Stralem Equity Fund has a contingent deferred sales charge or a redemption fee.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objectives

Stralem Balanced Fund's investment objective is to realize both income and capital appreciation..Stralem Equity Fund's investment objective is long-term capital appreciation.

Principal Strategies

When the Funds anticipate a generally rising stock market, the strategy for the equity portion of each Fund is to seek companies that:

o    are listed or traded on major U.S. stock exchanges;
o    are primary leaders in their industry;
o    have an equity capitalization (at market) of at least $3 billion;
o    have a consistently strong and conservative balance sheet;
o have demonstrated a long-term potential for growth superior to the long-term inflation rate; and
o    can be purchased at a price that is in line with current earnings.

Temporary  Defensive Strategies
At times, the Adviser may determine that adverse market conditions make it desirable to make temporary investments that are not consistent with each Fund's normal investment activities. During such times, the Funds may, but are not required to, invest more assets in cash, money market instruments, treasury bonds or bills, or write covered call options to protect the Funds' investments. Taking a temporary defensive position may prevent the Funds from achieving their investment goals.

Risks of Investing

As with all mutual funds, investing in the Funds involves certain risks. We cannot guarantee that the Funds will meet their investment objectives or that the Funds will perform as in the past. You may lose money if you invest in the Funds.

The Funds may use various investment techniques, some of which involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Funds are subject to certain limitations and restrictions. The Funds, however, intend to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds and therefore apply to the
Funds:

     o Market Risk: The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth more or less than it was at the time of purchase. Market risk may apply to individual securities, a particular sector or the entire economy.

     o Manager Risk: Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risk of Investing in Equity Securities

The following risk is common to all mutual funds that invest in equity securities and therefore applies to the Funds:

     o Equity Risk: The value of an equity security will fluctuate with events affecting the company's profitability or volatility. Unlike debt securities, which have a preference to a company's earnings and cash flow, equity securities receive value only after the company meets its other obligations. These fluctuations may cause a security to be worth more or less than it was at the time of purchase.

Risks of Investing in Fixed Income Securities

The following risk is common to all mutual funds that invest in fixed income securities and therefore applies to the portion of Stralem Balanced Fund that is invested in fixed income securities:

     o Interest Rate Risk: The value of a fixed income security may increase or decline if interest rates change. The value of such a security changes in the opposite direction from a change in interest rates. For example, the value of the security typically decreases when interest rates rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates than those with shorter maturities.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Stralem & Company Incorporated (the "Adviser"), 645 Madison Avenue, New York, NY 10022 is the investment adviser of each Fund. The Adviser, an investment adviser registered with the SEC, was founded on November 22, 1966. The Adviser manages funds for individuals, trusts, pension and profit sharing plans and other institutional investors. The Adviser also performs some brokerage functions for its clients.

Advisory Services. Under its investment advisory agreement with each Fund, the Adviser screens and analyzes potential investments for the Funds and, subject to the investment restrictions and policies of each Fund, determines the amount of each investment that should be made and the form of such investment. The Adviser also reviews and re-evaluates the Funds' portfolios periodically to determine at what point investments have met the Funds' investment objectives or are unlikely to meet such objectives. The Adviser then purchases or sells the Funds' investments as it deems appropriate and consistent with the Funds' investment objectives. The Adviser also provides certain clerical, statistical and other administrative services for the Funds.

Stralem Balanced Fund
---------------------

For the year ended December 31, 2004, the Fund paid to the Adviser an advisory fee equal to an annual rate of 0.97% of the Fund's average weekly net assets. In addition, the Fund paid to the Adviser a fee equal to an annual rate of 0.03% of the Fund's average monthly net assets to reimburse the Adviser for administrative services.

Stralem Equity Fund
-------------------

For the year ended December 31, 2004, the Fund paid to the Adviser an advisory fee equal to an annual rate of 1.50% of the Fund's average weekly net assets. In addition, the Fund paid to the Adviser a fee equal to 0.10% of the Fund's average monthly net assets to reimburse the Adviser for administrative services.

Portfolio Manager. The Adviser's Investment Committee is jointly responsible for determining portfolio decisions for the Funds. The Statement of Additional Information provides additional information about the members of the Adviser's Investment Committee's compensation, their ownership of Fund shares, and other accounts managed by the Adviser.

The following table identifies all members of the Advisers' Investment Committee and provides information regarding their titles, length of service with the Adviser and their business backgrounds.

Members of the
Investment Committee                      Business Background
--------------------                      -------------------

Hirschel B. Abelson                       Stralem & Company Incorporated
                                          President
                                          11/66 to Present

Philippe E. Baumann                       Stralem & Company Incorporated
                                          Executive Vice President
                                          7/70 to Present

Irene Bergman                             Stralem & Company Incorporated
                                          Vice President
                                          7/73 to Present

Philippe T. Labaune                       Stralem & Company Incorporated
                                          Vice President
                                          5/97 to Present

Adam S. Abelson                           Stralem & Company, Incorporated
                                          Vice President
                                          4/98 to Present

Andrew Eras                               Stralem & Company, Incorporated
                                          Vice President
                                          3/02 to Present
                                          Bernstein Investment Research & Mngmt.
                                          1998-2001

Andrea Baumann Lustig                     Stralem & Company, Incorporated
                                          Vice President
                                          1/03 to Present
                                          Bernstein Investment Research & Mngmt
                                          1997-2002



SHAREHOLDER INFORMATION

Investment Minimums

The minimum initial investment in Stralem Balanced Fund is $100. The minimum initial investment in Stralem Equity Fund is $200,000, but current investors of Stralem Balanced Fund are not subject to the investment minimum for Stralem Equity Fund. There is no minimum for subsequent investments. The Adviser may reduce or waive the minimum investment requirements in some cases.

Net Asset Value

The net asset value per share ("NAV") of the each Fund is determined as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange, Inc. (the "Exchange") is open for business. The NAV is calculated by subtracting each Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by the management of each Fund.

How to Purchase Shares

You must be a client of the Adviser to purchase shares of either Fund. Clients may purchase shares from the Adviser at 645 Madison Avenue, New York, New York 10022. When you purchase shares of either Fund, you will pay no sales charges, underwriting discounts or commissions. The Fund's shares are continuously offered for sale at NAV. The Funds must receive your purchase request by the close of the Exchange to receive the NAV of that day. If your request is received after the close of trading on the Exchange, it will be processed the next business day.

How to Exchange or Redeem Shares

You may exchange shares of either Fund for shares of the other. You may redeem shares of either Fund without charge at any time by telephone. If you were issued certificates, you must submit your properly endorsed certificates with your signature guaranteed. Please contact the Adviser for information about obtaining a signature guarantee.

When you exchange shares, you sell your shares of one Fund and buy shares of the other Fund and for tax purposes you must recognize any gain or loss on the sale. When you exchange or redeem shares, your shares will be valued at the next-determined NAV of such shares. The Funds must receive your purchase or exchange request by the close of the Exchange to receive the NAV of that day. When redeeming Fund shares, the Funds will pay you as soon as reasonably practicable after receipt of the redemption request and certificates. In any event, the funds will be credited to your account within three business days. Because the NAV fluctuates with the change in market value of the securities owned, the amount you receive upon redemption may be more or less than the amount you paid for the shares.

Suspension of Redemptions. The Funds may suspend at any time redemption of shares or payment when:

                  o   the Exchange is closed;
                  o   trading on the Exchange is restricted; or
                  o   certain emergency circumstances exist.

Dividends and Capital Gains Distributions

The Funds intend to distribute all or most of their net investment income and net capital gains to shareholders annually. If you are buying shares of Stralem Balanced Fund or Stralem Equity Fund, you should indicate on your account application whether you want your dividends and distributions automatically paid to you in cash or reinvested in the Funds at NAV. Otherwise, dividends and/or capital gains distributions with respect to Stralem Balanced Fund and Stralem Equity Fund will be automatically reinvested.

Frequent Purchases and Redemptions of Fund Shares

The Funds are intended for long-term investment purposes only and have a policy to prohibit shareholders from engaging in "market timing" or other types of excessive short-term trading.This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, adversely affecting shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds have instituted policies and procedures approved by the Funds Board of Trustees which are reasonably designed to detect and deter frequent trading by shareholders. Upon receipt of an order to purchase or redeem shares, the Adviser reviews the shareholder's activity for excessive short-term trading. The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. For purposes of applying these policies, the Funds' may consider the trading history of accounts under common ownership or control. Although these policies are designed to deter frequent trading, these measures do not eliminate the possibility that frequent trading in the Funds will occur.

Tax Issues

The Funds intend to continue to qualify as regulated investment companies, which means that they pay no federal income tax on the earnings or capital gains they distribute to their shareholders. We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.

     o Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by a Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable as long-term capital gains.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

     o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

     o Tax statements will be mailed to shareholders every January showing the amounts and tax status of the distributions you received.

     o When shareholders sell (redeem) or exchange shares of a Fund, they must recognize any gain or loss.

     o Because shareholder tax treatment depends on the purchase price and tax position, shareholders should keep regular account statements for use in determining your taxes.

     o Shareholders are encouraged to review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

Stralem Balanced Fund
---------------------

This financial highlights table is intended to help you understand Stralem Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. ___________ has audited this information. ____________ report along with further details on the Fund's financial statements are included in the annual report, which is available upon request.

For a capital share of Stralem Balanced Fund outstanding throughout the period:


                                                        2004            2003           2002            2001           2000

Net asset value, beginning of period                 $    13.89      $    13.13     $    14.27      $    15.37      $    16.56
                                                     ----------      ----------     ----------      ----------      ----------

Income (loss) from investment operations:
    Net investment income                                   .27             .43            .35             .34             .46
    Net gains or (losses) on securities                     .58            1.01          (1.13)           (.99)           (.22)
                                                     ----------      ----------     ----------      ----------      ----------

       Total from investment income (loss)                  .85            1.44           (.78)           (.65)            .24
                                                     ----------      ----------     ----------      ----------      ----------

Less distributions:
    Dividends from net investment income                   (.27)           (.43)          (.34)           (.34)           (.44)
    Distributions from capital gains                      (1.17)           (.25)          (.02)           (.11)           (.99)
                                                     ----------      ----------     ----------      ----------      ----------

       Total distributions                                (1.44)           (.68)          (.36)           (.45)          (1.43)
                                                     ----------      ----------     ----------      ----------      ----------

Net asset value, end of period                       $    13.30      $    13.89     $    13.13      $    14.27      $    15.37
                                                     ==========      ==========     ==========      ==========      ==========

Total return                                               6.16%          11.01 %        (5.47)%         (4.22)%          1.51 %

Ratios/supplemental data:
    Net assets, end of period (in thousands)         $   57,067      $   54,761     $   45,856      $   51,130      $   50,130
    Ratio of expenses to average net assets                1.18%           1.25 %         1.18 %          1.17 %          1.11 %
    Ratio of net investment income to average
       net assets                                          1.86%           1.90 %         2.30 %          2.28 %          2.40 %
    Portfolio turnover rate                               45.00%          21.00 %        19.00 %         20.00 %         30.00 %

Note: The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Stralem Equity Fund
-------------------

This financial highlights table is intended to help you understand Stralem Equity Fund's financial performance for the past five years since its' inception on January 18, 2000. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. ___________ audited this information. ________ ______ report along with further details on the Fund's financial statements are included in the annual report, which is available upon request.

For a capital share of Stralem Equity Fund outstanding throughout the period:


                                                       2004           2003            2002            2001             2000*

Net asset value, beginning of period               $    91.41      $    77.40       $   99.70       $  104.80       $  100.00

Income (loss) from investment operations:
    Net investment income                                 .96             .77             .53             .72             .67

    Net gains or (losses) on securities                 13.03           13.99          (22.33)          (5.13)           4.89
                                                   ----------      ----------       ---------       ---------        --------

    Total from investment income (loss)                 13.75           14.66          (21.37)          (4.36)           5.42
                                                   ----------      ----------       ---------       ---------        --------

Less distributions:
    Dividends from net investment income                 (.71)           (.65)           (.93)           (.74)           (.62)

    Distributions from capital gains                       --              --              --              --              --
                                                   ----------      ----------       ---------       ---------        --------

       Total distributions                               (.71)           (.65)           (.93)           (.74)           (.62)
                                                   ----------      ----------       ---------       ---------        --------

Net asset value, end of period                     $   104.45      $    91.41       $   77.40       $   99.70        $ 104.80
                                                   ==========      ==========       =========       =========        ========

Total return                                            15.05%          18.94%         (21.44)%         (4.16)%          5.70 %**

Ratios/supplemental data:
    Net assets, end of period (in thousands)       $   47,026      $   32,284       $  26,509       $  32,767        $ 32,599
    Ratio of expenses to average net assets              1.86%           2.00%           1.79 %          1.78 %          1.84 %
    Ratio of net investment income to average
       net assets                                         .81%            .81%           1.03 %           .77 %           .61 %
    Portfolio turnover rate                             26.00%          25.00%          29.00 %         21.00 %          5.00 %

Note: The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*  Period from January 18, 2000 (inception) to December 31, 2000.

** Total return on annualized basis.

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


To Review or Obtain this Information. To obtain a free copy of the Statement of Additional Information and annual and semi-annual reports or to make any other inquiries about the Funds, you may call the Funds collect at (212) 888-8123. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Copies of this information may also be obtained for a duplicating fee by electronic request to publicinfo@sec.gov, or by writing the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009. Although the Funds do not have a website where this information is available, information about the Funds is also available on the SEC's EDGAR database on its internet site at http://www.sec.gov.










Investment Company Act File No. 811-1920.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  STRALEM FUND
                               645 Madison Avenue
                            New York, New York 10022

                              STRALEM BALANCED FUND
                               STRALEM EQUITY FUND

                                 April 30, 2005


      This Statement of Additional Information ("SAI") is not a Prospectus. This SAI should be read in conjunction with the combined prospectus of Stralem Balanced Fund and Stralem Equity Fund dated April 30, 2005 (the Funds to which this SAI relates will be referred to as, collectively, the "Funds") pursuant to which shares of the Funds are offered (the "Prospectus"). This SAI should also be read in conjunction with each Fund's Annual Report for the year ended December 31, 2004. This SAI is incorporated by reference in its entirety into the Prospectus. To obtain a copy of the Prospectus, please write to Stralem Fund at 645 Madison Avenue, New York, New York 10022 or call collect at (212) 888-8123.

      The Funds' audited financial statements for the fiscal year ended December 31, 2004 are incorporated in this SAI by reference to the Funds' 2004 annual report to shareholders (File No. 811-1920). You may obtain a copy of the Funds' annual report at no charge by request to the Funds at the address or phone number noted above.

      Stralem & Company Incorporated serves as the Funds' investment adviser (the "Investment Adviser").

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

General Information..........................................................2
Organization and History.....................................................2
Investment Objectives, Policies and Techniques...............................2
Management of the Funds......................................................5
Control Persons and Principal Holders of Securities..........................6
Investment Adviser...........................................................7
Portfolio Manager...........................................................10
Brokerage Allocation........................................................11
Codes of Ethics.............................................................12
Proxy Voting Policies and Procedures........................................12
Additional Information on Purchase, Redemption and Pricing of Shares........12
Performance of the Funds....................................................12
Taxes.......................................................................14
Additional Information about the Funds......................................19
Financial Statements........................................................20
Appendix -- Stralem Funds-Proxy Voting Policies.............................21
            Stralem & Company Incorporated-Proxy Voting Policies............23

                               General Information

      The SAI provides a further discussion of certain matters described in the Prospectus and other matters that may be of interest to investors. No investment in shares of the Funds should be made without first reading the Prospectus.

                            ORGANIZATION AND HISTORY

      Stralem Fund (the "Trust" or "Stralem") is an open-end management investment company. Stralem was incorporated on July 9, 1969 under the laws of the State of Delaware, and on April 30, 1999, Stralem was reorganized into a Delaware statutory trust (formerly referred to as a "business trust"). Currently, the Trust offers two separate, non-diversified series portfolios:
Stralem Balanced Fund and Stralem Equity Fund. On July 31, 2000, the Trust's Board of Trustees (the "Board") established a third series, Stralem III, the shares of which currently are not offered.

                 INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Objectives of the Funds
-----------------------

      The investment objective of Stralem Balanced Fund is to seek the realization of a combination of income and capital appreciation in an attempt to maximize total return. The investment objective of Stralem Equity Fund is long-term capital appreciation.

Investment Policies
-------------------

      Since 1974, Stralem Balanced Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. Stralem Equity Fund's investment policy is to invest primarily in equity securities listed or traded on major U.S. stock exchanges. Both Funds are non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of each Fund's assets is invested in a smaller number of issuers, an investment in either Fund may be considered more speculative than an investment in a diversified fund.

Other Investment Techniques
---------------------------

      Each Fund may sell (write) and subsequently purchase (close) covered options on stocks and stock price index listed on major exchanges or traded over-the-counter where the total cost of such options does not exceed 10% of the net asset value of a Fund at the time of purchase. A covered option is one where a Fund owns the underlying securities.

Turnover Rate
-------------

      During 2004 and 2003, the turnover rate of Stralem Balanced Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by Stralem Balanced Fund during the period, was approximately 45% and 21% respectively. During 2004 and 2003, the turnover rate of Stralem Equity Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by Stralem Equity Fund during the period, was approximately 26% and 25%. Neither Stralem Balanced Fund nor Stralem Equity Fund can predict what its turnover rate will be in 2005. A high rate of turnover may result in increased income and gain that would have to be distributed to a Fund's shareholders in order for a Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Fundamental Investment Restrictions
-----------------------------------

      Each Fund has adopted the following investment restrictions that cannot be changed without approval of the holders of a majority of its outstanding shares of that Fund. A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of a Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of a Fund.

            1. Each Fund may not issue any senior security (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")), except that
      (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, each Fund may borrow as authorized by the 1940 Act.

            2. Each Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of that Fund's total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of a Fund's total assets must be repaid before that Fund may make additional investments.

            3. Each Fund may underwrite securities of other issuers, except to extent that it may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

            4. The Funds may not concentrate their investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities). No more than 25% of the value of a Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted a similar restriction.

            5. The Funds may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business. The Funds may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Funds have no current intention of so doing.

            6. The Funds may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

            7. The Funds may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

            Stralem Balanced Fund has also adopted the following investment restrictions, which cannot be changed without a shareholder vote:

            8. As to 50% of the value of its total assets, the Fund may not invest more than 5% of its assets, taken at market value, in the securities of any one issuer (except United States Government securities) and may not purchase more than 10% of the outstanding voting securities of any such issuer.

            9. The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of a single issuer.

      Each Fund will also be subject to certain restrictions in order to qualify as a regulated investment company. See "Taxes - Qualifications as a Regulated Investment Company."

Disclosure of Portfolio Holdings
--------------------------------

      Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (June 30) and its fiscal year (December 31) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the SEC's website, www.sec.gov.

      Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (March 31 and June 30, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov or they are available upon request, without charge, by calling Stralem collect at 212-888-8123.

      A Fund may selectively disclose its portfolio holdings prior to publication to third parties, including, but not limited to, the Custodian, Pricing Agent, Independent Auditors, Proxy Voting Agent, financial printers, mutual fund ranking and rating services, any third-party service providers to the Adviser or the Funds, outside legal counsel retained by the Adviser or the Funds and persons who are subject to the Adviser's or Trust's Code of Ethics. Prior to authorizing disclosure of the Funds portfolio holdings, the President of the Trust must conclude that there is a "legitimate business reason" for such disclosure and that it is in the shareholders best interest. The third party must agree in writing to: (a) limit the use of the portfolio holdings to the approved "legitimate business reason;" and (b) keep the portfolio holdings confidential. A copy of each signed agreement will be maintained by the Funds. The Board and the Trust's Chief Compliance Officer ("CCO") review the adequacy and effectiveness of this policy (and any related procedures) at least annually. Also, the Board will consider any changes to the policy and procedures recommended by the CCO. The Adviser (and other service providers) may establish additional procedures to implement this policy. These additional procedures may be changed without the approval of the Board.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers
---------------------

      The Board is responsible for the over-all operations of the Funds. The Officers of the Funds, under the direction of the Board, are responsible for the day-to-day operations of the Funds. The table below sets forth information about the Trustees and Officers of the Funds as of December 31, 2004. Unless otherwise noted, each Trustee's and Officer's address is 645 Madison Avenue, New York, New York 10022. Each Trustee and Officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. No Trustee holds any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.


--------------------------------- ----------------- --------------------- ------------------------------------------------------
                                    Position(s)
                                   held with the    Length of
Name, Age and Address                  Trust        Time Served**         Principal Occupation During Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------- ----------------- --------------------- ------------------------------------------------------
Kenneth D. Pearlman (74)              Trustee              32 years       Retired.  Formerly  Managing  Director  of The  Evans
200 East 64th Street                                                      Partnership (real estate partnership).
New York, New York 10021
--------------------------------- ----------------- --------------------- ------------------------------------------------------
Michael T. Rubin (64)                 Trustee             7.5 years       Retired.
425 Park Avenue South
New York, New York 10016
--------------------------------- ----------------- --------------------- ------------------------------------------------------
Jean Paul Ruff (70)                   Trustee             25 years        President and Chairman, Hawley Fuel Coal, Inc.
351 East 84th Street
New York, New York 10028
--------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
--------------------------------- ----------------- --------------------- ------------------------------------------------------
Philippe E. Baumann (74)*           Trustee and           32 years        Executive   Vice   President   and  Director  of  the
                                     President                            Investment Adviser.
--------------------------------------------------------------------------------------------------------------------------------
Officers
--------------------------------- ----------------- --------------------- ------------------------------------------------------
Hirschel B. Abelson (71)           Secretary and           32 years       President and Director of the Investment Adviser.
                                     Treasurer
--------------------------------- ----------------- --------------------- ------------------------------------------------------
Philippe Labaune (36)              Vice President         7.5 years       Vice   President   and   Trader  of  the   Investment
                                                                          Adviser.
--------------------------------- ----------------- --------------------- ------------------------------------------------------
Adam Abelson (36)                  Vice President           4 years       Vice  President and Senior  Portfolio  Manager of the
                                                                          Investment Adviser.
--------------------------------- ----------------- --------------------- ------------------------------------------------------
Joann Paccione (48)                    Chief              15 years        Chief   Compliance   Officer.   Formerly   Consultant
                                     Compliance                           (accounting services).
                                    Officer and
                                     Assistant
                                   Secretary and
                                     Assistant
                                     Treasurer
--------------------------------- ----------------- --------------------- ------------------------------------------------------

* Interested person, as defined in the 1940 Act, by reason of relationship as officer and Director of the Investment Adviser.
** Includes service as a Director or Officer of Stralem Fund, Inc., a Delaware corporation and the Trust's prior corporate identity.

The Trust has an Audit Committee ("Committee") whose members are all of the Independent Trustees. The Committee has the duties and powers to recommend the selection, retention or termination of the Trust's independent auditors, to evaluate their independence, to meet with the auditors to discuss any matters relating to the Trust's financial statements, to review and approve the fees charged by the auditors for audit and non-audit services, to investigate improprieties or suspected improprieties in Trust operations and to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate. The Committee held five meetings during 2004.

Share Ownership

The following table reflects the Trustees' beneficial ownership of equity securities in the Funds as of December 31, 2004, including any shares held in deferred compensation accounts:


------------------------------- ---------------------------------------- -------------------------------------------
                                                                              Aggregate Dollar Range of Equity
                                                                          Securities in All Registered Investment
                                 Dollar Range of Equity Securities in     Companies Overseen by Trustee in Family
                                   the Funds as of December 31, 2004              of Investment Companies
------------------------------- ---------------------------------------- -------------------------------------------
Independent Trustees
------------------------------- ---------------------------------------- -------------------------------------------
Mr. Pearlman                       under $10,000 (Stralem Balanced)                   $10,001-$50,000
                                   $10,001-$50,000 (Stralem Equity)
------------------------------- ---------------------------------------- -------------------------------------------
Mr. Rubin                         $50,001-$100,000 (Stralem Balanced)                 $50,001-$100,000
                                    $10,001-50,000 (Stralem Equity)
------------------------------- ---------------------------------------- -------------------------------------------
Mr. Ruff                          $10,001-$50,000 (Stralem Balanced)                  $10,001-$50,000
                                   $10,001-$50,000 (Stralem Equity)
------------------------------- ---------------------------------------- -------------------------------------------
Interested Trustee
------------------------------- ---------------------------------------- -------------------------------------------
Mr. Baumann                        over $100,000 (Stralem Balanced)                    over $100,000
                                    over $100,000 (Stralem Equity)
------------------------------- ---------------------------------------- -------------------------------------------

Compensation

      None of the Trustees and Officers of the Funds receives any compensation, other than Trustees' fees, from the Funds. The Funds pay each Trustee who is not an employee of the Investment Adviser a Trustee's fee of up to $1,200 a year for meetings attended, and reimburse them for their out-of-pocket expenses incurred on Fund business. No Trustees' out-of-pocket expenses were claimed or reimbursed during 2004. The Independent Trustees received $1,000 for the most recently completed fiscal year, except Mr. Ruff who received $750.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows certain information as to the holdings of shareholders with 5% or more of Stralem Balanced Fund's and/or Stralem Equity Fund's outstanding shares as of (January 31, 2005) [Update to March 31, 2005.] Unless otherwise indicated, all ownership is record and beneficial:

Stralem Balanced Fund
---------------------

Name of Beneficial Owner             Address                Percent of Class
------------------------             -------                ----------------

Mirabaud & Cie                   Case Postale 5815                6.66%
                                 1211 Geneva, Switzerland

Stralem Employees' Profit        645 Madison Avenue               7.44%
Sharing Trust                    New York, New York 10022

Stralem Equity Fund
-------------------

Name of Beneficial Owner               Address               Percent of Class
------------------------               -------               ----------------

Lombard Odier & Cie              11 Rue De La Corraterie            5.48%
                                 1204 Geneva, Switzerland

Sonia Schotland Living Trust     P.O. Box 1062                      6.67%
                                 Sag Harbor, NY 11963

                                 Case Postale 5815
Mirabaud & Cie                   1211 Geneva, Switzerland          10.46%

Brown Brothers Harriman          140 Broadway                      16.64%(1)
Generali Assurances Generales    New York, New York 10005

____________________

1     Record only.

                               INVESTMENT ADVISER


      The Investment Adviser, Stralem & Company Incorporated, having an office at 645 Madison Avenue, New York, New York 10022, is the investment adviser to the Funds under separate contracts (each, a "Contract") dated April 18, 2000 with Stralem Balanced Fund and January 3, 2000 with Stralem Equity Fund. Pursuant to the Contracts, the Investment Adviser provides the Funds with, and pays for, all office space and utilities and all research and investment services. The Investment Adviser provides the Funds with, and initially pays for (subject to reimbursement by the Funds, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Funds for the conduct of their business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Funds.

      Under its Contract, each Fund reimburses the Investment Adviser for certain of its expenses attributable to the administration of the Fund, including a proportionate part of the compensation of employees of the Investment Adviser who perform the clerical, statistical and related services for the Fund referred to above (in the case of Stralem Balanced Fund, such reimbursement is limited by its Contract to $25,000 per annum). Each Fund reimburses the Investment Adviser for, among other things, the expenses and compensation of its employees incurred in preparing reports for the Fund, in performing the Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of the Fund. Each Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Adviser and such direct payment of other costs, substantially all of each Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by the Fund. The continuation of each Fund's Contract was last approved on March __, 2005 at a meeting of the Board held for that purpose.

Contract with Stralem Balanced Fund

      Stralem Balanced Fund's Contract was approved and adopted by the Fund's shareholders at an Annual Shareholders' meeting held on April 7, 1999 following the conversion to a Delaware statutory trust. This Contract replaced the prior investment management agreement of the Fund dated February 28, 1977.

      Stralem Balanced Fund pays the Investment Adviser an advisory fee as described in its Contract. Under the Contract, the Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of the Fund during the quarterly period then ended:

            1/4 of 1.00% of the first $50 million of such net asset value (1.00% annually),

            3/16 of 1.00% of the next $50 million of such net asset value (0.75% annually), and

            1/8 of 1.00% of such net asset value in excess of $100 million (0.50% annually).

The total payment under Stralem Balanced Fund's contract for 2004 was $625,428, of which $25,000 was a reimbursement of the Investment Adviser's expenses attributable to administration of the Fund. The total payment under the Fund's Contract for 2003 was $559,731, of which $25,000 was a reimbursement of the Investment Adviser's expenses attributable to administration of the Fund. The total payment under the Fund's Contract for 2002 was $540,957, of which $25,000 was a reimbursement of the Investment Adviser's expenses attributable to administration of the Fund.

Contract with Stralem Equity Fund

      Stralem Equity Fund pays the Investment Adviser an advisory fee as described in its Contract. Under its Contract, the Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of the Fund during the quarterly period then ended:

            1/4 of 1.50% of the first $100 million of such net asset value (1.50% annually),

            1/4 of 1.25% of the next $100 million of such net asset value (1.25% annually), and

            1/4 of 1.00% of such net asset value in excess of $200 million (1.00% annually).

      The total payment under Stralem Equity Fund's contract for 2004 was $648,924, of which $39,030 was a reimbursement of the Investment Adviser's expenses attributable to administration of the Fund. The total payment under the Fund's Contract for 2003 was $480,627, of which $37,980 was a reimbursement of the Investment Adviser's expenses attributable to administration of the Fund. The total payment under the Fund's Contract for 2002 was $514,359, of which $36,858 was a reimbursement of the Investment Adviser's expenses attributable to administration of the Fund.

Considerations of the Board in approving the Contracts

      Each Fund's Contract will continue in effect from year to year so long as its continuance is specifically approved at least annually either (1) by the Board, or (2) by the vote of a majority of the outstanding shares of a Fund, provided that in either event the continuance is also approved by the vote of a majority of the Trustees who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. In addition, each Contract may be terminated, without the payment of any penalty, at any time by the Board or by the Investment Adviser, or by the vote of a majority of the outstanding shares of a Fund upon not more than 60 days' written notice, and will be automatically terminated upon any assignment thereof.

      At its meeting on March___, 2005, the Board, including a majority of the Independent Trustees, acting on behalf of each Fund, reviewed information about the Investment Adviser and considered all factors that it deemed relevant, including, among other things: the nature and quality of the services the Investment Adviser provided to each Fund and its shareholders, the performance of each Fund, the level of fees paid by each Fund compared to fees paid by other similar funds, the level of profitability of the Investment Adviser and the level of and quality of the Investment Adviser's advisory personnel.

      With respect to the Balanced Fund, the Board compared the Fund's .96% average annual advisory fee to the average advisory fee charged to selected funds with similar asset size, investment objectives, and distribution channels included in the Lipper Balanced Fund category and found that the Fund's fee was higher than the average advisory fee of _____% for those funds. The Board then compared the Fund's annual expense ratio of 1.18% to the average expense ratio for the total Lipper Balanced Fund universe and found that the Fund's ratio was lower than the category average of 1.29%. The Board then compared the Fund's average annual performance (which is net of expenses) to the average annual performance contained in the Lipper Balanced Fund universe and found that the

Fund's performance was lower than the Lipper universe for the one year ended 12/31/04 (6.16% for the Fund vs. 7.93% for Lipper) and for the five years ended 12/31/04 (1.61% for the Fund vs. 2.01% for Lipper) but was higher than the Lipper universe for the ten years ended 12/31/04 (9.65% vs. 9.09%). The Board considered that the overall expenses of the Fund were generally lower than the Lipper universe and that the one and five year performance was slightly lower than the average performance but higher for the ten years and concluded that [ ] [Additional discussion to be included after Board meeting].

      With respect to the Equity Fund, the Board compared the Fund's 1.50% average annual advisory fee to the average advisory fee charged to selected funds with similar asset size, investment objectives, and distribution channels included in the Lipper Large Cap Growth Fund category and found that the Fund's fee was higher than the average advisory fee of _____% for those funds. The Board then compared the Fund's annual expense ratio of 1.86% to the average expense ratio for the Lipper Large Cap Growth Fund universe and considered that the Fund's ratio was higher than the category average of 1.51%. The Board then compared the Fund's average annual performance (which is net of expenses) to the average annual performance contained in the Lipper Large Cap Growth universe and found that the Fund's performance was higher than the Lipper universe for the one year ended 12/31/04 (15.05% for the Fund vs. 7.18% for Lipper) and for the five years ended 12/31/04 since inception of the Fund on 1/18/00 (1.72% for the Fund vs. -8.22% for Lipper). The Board considered that although the overall expenses of the Fund were higher than the Lipper universe average and that the performance of the Fund was substantially higher than other funds in the Lipper universe and concluded that [ ]. [Additional discussion to be included after Board meeting].

Allocation of Investments
-------------------------

      The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has as clients private individuals, trusts, pension and profit sharing plans, and other institutional investors, some of whom, like the Funds, have capital appreciation as an investment objective. As a result, investment personnel of the Investment Adviser may at times consider purchases and sales of the same investment securities for the Funds as well as for one or more of the other accounts that they manage or advise. In such cases, it would be the practice of such personnel to allocate the purchases and sales transactions among the Funds and such other accounts in an equitable manner. In making such allocations, the main factors considered would be the respective investment objectives of a Fund and the other accounts, the relative size of the portfolio holdings of each of the same or comparable securities, the current availability of cash for investment by a Fund and each of the other accounts, the tax status of a Fund and the other accounts, and the size of investment commitments generally held by a Fund and the other accounts.

      Within the limits set forth in Section 17 of the 1940 Act, each Fund may invest in securities the issuers of which are clients of the Investment Adviser, but such investments would only be made in securities which are freely marketable under the Securities Act of 1933, as amended (the "Securities Act").

      Each Fund pays an investment advisory fee to the Investment Adviser; accordingly, investment advisory clients of the Investment Adviser who pay an investment advisory fee with respect to which the Investment Adviser renders investment advice and who own shares of a Fund may also effectively pay an additional advisory fee with respect to these shares. No additional investment advisory fees are charged to clients of the Investment Adviser which are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in a Fund.

      The following persons, as of March 31, 2005, beneficially owned 5% or more of the Investment Adviser's outstanding voting common stock: President of the Investment Adviser, Hirschel B. Abelson (50%); and Executive Vice President of the Investment Adviser, Philippe E. Baumann (50%). Messrs. Abelson and Baumann together control the Investment Adviser. Family members of Messrs. Abelson and Baumann own 100% of the outstanding non-voting common stock of the Investment Adviser.

                                PORTFOLIO MANAGER

The Adviser acts as an investment adviser to private individuals, trusts, pension and profit sharing plans, and other institutional investors, as well as the Funds. In managing these other accounts, the Adviser employs strategies similar to those employed by the Funds. The Advisers' Investment Committee jointly selects the portfolio securities for the Funds as well as the other accounts managed by the Adviser. As a result, the other accounts invest in substantially the same securities as the Funds. The SAI section entitled "Portfolio Transactions" discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Below is information about other accounts managed by the Advisers' Investment Committee, the dollar range of Fund shares that each member of the Advisers' Investment Committee owns and how they are compensated.

Other Accounts Managed by the Advisers' Investment Committee

--------------------------------------------------------------------------------
                                                             Number of Other
                                     Number of Other             Accounts
                                    Accounts and Total         Subject to a
                                      Assets* as of          Performance Fee
                                    December 31, 2004    as of December 31, 2004
--------------------------------------------------------------------------------
Other Registered Investment              1    $ 59                    0
Companies (sub-adviser)
.................................................................................
Other Pooled Investment Vehicles         4    $ 43                    0
.................................................................................
Other Accounts                          84    $ 542                   0
--------------------------------------------------------------------------------


* Stated in millions
--------------------

Fund Ownership
--------------

--------------------------------------------------------------------------------
Advisers' Investment                   Fund              Dollar Range of Shares
                                                           Beneficially Owned
Committee members                                       as of December 31, 2004
--------------------------------------------------------------------------------
Hirschel B. Abelson         Balanced Fund              Over $1million
--------------------------------------------------------------------------------
                            Equity Fund                $500,000 to $1million
--------------------------------------------------------------------------------
Philippe E. Baumann         Balanced Fund              Over $1million
--------------------------------------------------------------------------------
                            Equity Fund                $100,000 to $500,000
--------------------------------------------------------------------------------
Irene Bergman               Balanced Fund              $500,000 to $1million
--------------------------------------------------------------------------------
                            Equity Fund                $100,000 to $500,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Philippe T. Labaune         Balanced Fund              $50,000 to $100,000
--------------------------------------------------------------------------------
                            Equity Fund                $10,000 to $50,000
--------------------------------------------------------------------------------
Adam S. Abelson             Balanced Fund              $50,000 to $100,000
--------------------------------------------------------------------------------
                            Equity Fund                $10,000 to $50,000
--------------------------------------------------------------------------------
Andrew Eras                 Balanced Fund              $1 to $10,000
--------------------------------------------------------------------------------
                            Equity Fund                $1 to $10,000
--------------------------------------------------------------------------------
Andrea Baumann Lustig       Balanced Fund              $100,000 to $500,000
--------------------------------------------------------------------------------
                            Equity Fund                $100,000 to $500,000
--------------------------------------------------------------------------------

Compensation
------------

Philippe E Baumann, Hirschel B. Abelson, Adam Abelson and Andrea Baumann Lustig each receive an annual salary, bonus, plus a percent share of the annual profits of the Adviser based on ownership of the Adviser. Irene Bergman and Philippe Labaune each receive an annual salary plus bonus. Andrew Eras receives an annual salary plus commission based on the advisory fees earned by the Adviser from new advisory clients brought in by Mr. Eras.


                              BROKERAGE ALLOCATION

      Decisions to buy and sell securities for a Fund and assignment of portfolio business and negotiation of commission rates, when applicable, are made by the Investment Adviser. It is the Funds' policy to obtain the best prices and execution of orders available, and, in doing so, the Funds will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services and the value of such services and expected contribution to the performance of a Fund. Where commissions paid reflect services furnished to a Fund in addition to execution of orders, each Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of that Fund. It is possible that certain of such services may have the effect of reducing the Investment Adviser's expenses.

      During the years 2004, 2003 and 2002, each Fund placed all of its brokerage transactions with the Investment Adviser, who in turn, executed these transactions with Pershing LLC ("Pershing") or BNY Clearing Services LLC ("BNY"). During these periods, Stralem Balanced Fund's brokerage commissions amounted to $81,055, $53,314 and $82,267, respectively, and Stralem Equity Fund's brokerage commissions amounted to $42,236, $45,765 and $85,187, respectively, all of which was paid to the Investment Adviser and BNY or Pershing. The Contracts do not contain any provision requiring a Fund's brokerage to be transacted through the Investment Adviser. The Board has reviewed and approved the foregoing brokerage arrangements. Effective July 30, 2003, Pershing acquired substantially all of BNY's clearing operations and succeeded to the custodian agreement between the Funds and BNY.

      With respect to portfolio transactions for the Funds executed through the Adviser as Broker/Dealer, the Fund will be charged commission rates no less favorable than the Adviser's contemporaneous charges for its other unaffiliated customers. In addition, the Adviser will make a good faith judgment that it is qualified to obtain the best overall price on the particular transaction and that the commission charged will be reasonable in relation to the value of the brokerage provided in terms of either the particular transaction or the Adviser's overall responsibilities to the Funds. Because the Adviser is already compensated separately for its advisory services (which would include elements of research and related skills), brokerage commissions are paid to the Adviser solely for the execution services performed on the particular transactions.

      When a Fund purchases or sells a security "over-the-counter" if possible it effects the transaction with a principal market maker, without the use of a broker, unless in the opinion of a Fund a better execution will be achieved through the use of a broker.

      The Contracts do not provide for a reduction of the investment advisory fee by any portion of the brokerage generated by portfolio transactions of a Fund which the Investment Adviser may receive.

      The Investment Adviser will not participate in commissions paid by a Fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

                                 CODES OF ETHICS

      Each of the Trust and the Investment Adviser has adopted a Code of Ethics (the "Codes of Ethics") to comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Investment Advisers Act. These Codes of Ethics are designed to identify and prevent conflicts of interest and prevent fraud. The Codes of Ethics require initial, quarterly and annual reports by covered employees of all personal securities transactions and holdings. The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Funds and Stralem & Company Incorporated without preclearance. The Board will review reports under the Codes of Ethics and receive certain certifications with respect to their administration. The procedures under the Investment Adviser's Code of Ethics require preclearance of all personal securities investments by persons who have access to certain sensitive investment information. The Codes of Ethics are on file with and available from the Securities and Exchange Commission.

                      PROXY VOTING POLICIES AND PROCEDURES.

      In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the "Proxy Voting Policy"). The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Funds' shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Funds and the Investment Adviser, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds' proxy voting records and the Policy.

      The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust's proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests. The Board annually will review the Proxy Voting Policies of the Trust and the Investment Adviser and determine whether to amend the Trust's Policy or to recommend to the Adviser any proposed amendment to its Policy. The Proxy Voting Policies of the Trust and of the Adviser are included in an Appendix to this SAI.

      The Trust's Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX each Fund's proxy voting record. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, free of charge by calling collect at 212-888-8123. This information is also available on the SEC's website at www.sec.gov.

      ADDITIONAL INFORMATION ON PURCHASE, REDEMPTION AND PRICING OF SHARES

      Shares of the Funds may be purchased or redeemed only from Stralem & Company Incorporated, 645 Madison Avenue, New York, New York 10022, the statutory underwriter of such shares, which, pursuant to distribution agreements dated as of April 30, 1999 with Stralem Balanced Fund and January 3, 2000 with Stralem Equity Fund, acts without any compensation as exclusive representative of the Funds.

      Purchases, sales and exchanges of the Funds shares are executed at the Fund's prevailing net asset value per share as of the date the request is received, if received before 4:00 p.m. Eastern Standard Time.

                            PERFORMANCE OF THE FUNDS

      From time to time the Funds' performance data may be quoted in advertising and other promotional materials. The Funds may compare their performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), or Mutual Funds Magazine; Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or Bloomberg LP; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial World and Barron's.

      From time to time, the "average annual total return" and "total return" of an investment in a Fund's shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

      Total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period is not a prediction or representation by a Fund of future rates of return on its shares. The total return of the shares of a Fund are affected by portfolio quality, portfolio maturity, the type of investments a Fund holds, and operating expenses.

Average Annual Total Return. The "average annual total return before taxes" of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), assuming that dividends and distributions were reinvested at the appropriate net asset value per share, according to the following formula:

                                  P(1+T)n = ERV

      The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                            ERV - P = Total Return Before Taxes
                            -------
                             P

Average Annual Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of a Fund is an average annual compounded return for each year in a specified number of years after taxes on fund distributions in each year. It is the rate of return ("T") based on the change in value of a hypothetical initial investment of $1,000 ("P") held for the number of years ("n") to achieve the ending value after taxes on distributions ("ATVD"), according to the following formula:

                                 P(1+T)n = ATVD

      The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

            ATVD - P = Total Return After Taxes on Distributions
            --------
               P

Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of a Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                                 P(1+T)n = ATVDR

      The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

           ATVDR - P = Total Return After Taxes on Distributions and Redemptions
           ---------
              P

                                      TAXES

      The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).

Qualification as a Regulated Investment Company
-----------------------------------------------

      Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

      If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. At December 31, 2004, Stralem Balanced Fund had no accumulated net realized capital loss carryovers. At December 31, 2004, the Equity Fund had accumulated net realized capital loss carryovers of approximately $5,866,000, of which $163,000 expires in 2009, $4,116,000 expires in 2010 and $1,587,000 expires in 2011. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. (The rate for April 2004 is 4.31%. 2005 rate??) The Trust will use its best effort to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Funds, there can be no assurance that the Funds will not have, or have not already had, an ownership change. If a Fund has or has had an ownership change, then such Fund will be subject to Federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distribution of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

      In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss (but only to the extent attributable to changes in foreign currency exchange rates).

      Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by a Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to a Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness. Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Fund's shareholders.

      In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by a Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and a Fund grants qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and a Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by a Fund will be treated as a short-term capital gain or loss.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of a Fund' total assets in securities of any such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

      If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of a Fund's current or accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as "qualified dividend income" in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies
--------------------------------------------

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions
------------------

      Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

      No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that a Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

      Dividends received by a Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). Until the Treasury Department issues guidance identifying which treaties are satisfactory for these purposes, all comprehensive income tax treaties with the U.S. that include an exchange of information program will be deemed satisfactory (other than the current U.S.-Barbados income tax treaty). Notwithstanding the above, dividends received from (1) passive foreign investment companies, (2) foreign personal holding companies and (3) foreign investment companies will not constitute qualified dividends.

      Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

      Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

      Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of a Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or
(3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares
----------------------------

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale, redemption or exchange of shares in that Fund. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders
--------------------

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes a Fund with proper notification of his/her foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Consideration
---------------------------------------------------------------

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect. President Bush has recently proposed legislative changes under which, among other things, certain dividends would be excluded from income. It is not clear at this time whether, or in what form, any of such legislative changes (or other legislative changes) will be enacted, what the effective date of any such changes would be, and what other correlative changes would be made that could further affect the tax consequences summarized herein. The foregoing summary does not take the Bush proposals into account.

      Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      Stralem Fund, a Delaware statutory trust, is comprised of two separate series. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of each Fund shall not be liable for the obligations of that Fund. The Trust Instrument also provides for indemnification out of Fund property for any shareholder held personally liable solely by his or her being or having been a shareholder. The Trust Instrument also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

      The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share. Each share has one vote and participates equally in dividends and distributions declared by a Fund and in a Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

      ____________, 750 Third Avenue, New York, New York 10017, is the independent certified public accountant for the Funds and performs auditing services for the Funds.

      Pershing LLC (the "Custodian"), a Delaware limited liability company, which is a member company of the New York Stock Exchange, Inc., and the company through which the Investment Adviser clears its securities transactions, acts as the custodian for all securities of the Funds. The Custodian's principal office is presently located at 1 Pershing Plaza, Jersey City, New Jersey 07399.

      Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Funds.

      The Trust acts as each Funds' transfer agent. Each Fund acts as its own registrar and dividend agent.

                              FINANCIAL STATEMENTS

      The audited financial statements for Stralem Balanced Fund and Stralem Equity Fund and the notes thereto as of December 31, 2004 are incorporated herein by reference to each Fund's Annual Report to Shareholders dated January 24, 2005. The December 31, 2004 financial statements are incorporated herein in reliance upon the report of ___________, independent accountants, given on the authority of such firm as experts in auditing and accounting.

                        APPENDIX -- PROXY VOTING POLICIES

                                  STRALEM FUNDS

                              Proxy Voting Policies

Stralem Fund (the "Trust") on behalf of the funds listed in Exhibit A (the "Funds") has adopted these Proxy Voting Policies and Procedures ("Policies") to:

      o ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders, on the one hand, and "affiliated persons" of the Funds or of Stralem & Company Incorporated ("Stralem") on the other;

      o authorize the Boards of Trustees of the Funds to oversee proxy voting, and

      o provide for the disclosure of the Funds' proxy voting records and these Policies.

      I. Delegation to Stralem

The Trust hereby delegates the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Stralem in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Stralem's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Stralem will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests. The Procedures (attached as Exhibit B), are adopted as part of these Policies. The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

      II. Disclosure

A.    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) each Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records"). The Funds shall publish their Voting Records on their own public website as soon as is reasonably practicable after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

     o    the name of the issuer of the portfolio security

     o    the exchange ticker symbol of the portfolio security

     o    the CUSIP number for the portfolio security

     o    the shareholder meeting date

     o    a brief identification of the matter voted upon

     o    whether the matter was proposed by the issuer or by a security holder

     o    whether the Fund cast a vote and, if so, how the vote was cast

     o    whether the vote cast was for or against management of the issuer

B.    Disclosure the Policies and How to Obtain Information

      1. Description of the policies. The Funds' statement of additional information ("SAI") shall describe these Policies, including the Procedures.

      2. How to obtain a copy of the Policies. The Funds shall disclose in all shareholder reports that a description of these Policies is available

     o    without charge, upon request, by calling Stralem collect;

     o    at the Funds' website; and

     o    at the SEC's website, www.sec.gov.

      3. How to obtain information about the Funds' proxy votes. The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

     o    without charge, upon request, by calling Stralem collect;

     o    at the Fund's website; and

     o    at the SEC's website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed proxy voting report on Form N-PX within three business days after the receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

     III. Review by Trustees

Stralem shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request. This report shall:

     o describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

     o summarize all votes that were made other than in accordance with the Procedures.

At this meeting, the Trustees will review these Policies and the Adviser's Procedures and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  October 1, 2003

                         STRALEM & COMPANY INCORPORATED

                       PROXY VOTING POLICY AND PROCEDURES

                               Proxy Voting Policy

SEC registered investment advisers are required to follow certain limited steps concerning proxy voting on behalf of their clients. They must:

          o Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, and those procedures must include how the adviser will address material conflicts that may arise between the adviser's interests and its clients' interests;

          o Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to client securities; and

          o Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Stralem & Company Incorporated ("Stralem") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. Generally, Stralem is not authorized by its clients to vote proxies on their behalf. Although Stralem's proxy voting policies are stated below, Stralem considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate shareholder interests.

As a general rule, Stralem will vote against any actions that would:

          o    reduce the rights or options of shareholders,

          o reduce shareholder influence over the board of directors and management,

          o reduce the alignment of interests between management and shareholders, or

          o    reduce the value of shareholders' investments.

     A.   Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit and compensation committees, should be completely independent.

There are some actions by directors that should result in votes for their election being withheld. These instances include directors who:

          o Are not independent directors and sit on the board's audit or compensation committee;

          o Attend less than 75 percent of the board and committee meetings without a valid excuse;

          o    Implement or renew a dead-hand or modified dead-hand poison pill;

          o Enacted egregious corporate governance policies or failed to replace management as appropriate;

          o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          o Long-term financial performance of the target company relative to its industry;

          o    Management's track record;

          o    Portfolio manager's assessment;

          o    Qualifications of director nominees (both slates);

          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o    Background to the proxy contest.

     B.   Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. Stralem will support the reappointment of the company's auditors unless:

          o It is not clear that the auditors will be able to fulfill their function;

          o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

     C.   Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. Stralem will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          o    Stralem will generally vote against plans where:

               o the total dilution (including all equity-based plans) is excessive.

               o the company can re-price underwater options without shareholder approval,

               o the company can issue options with an exercise price below the stock's current market price,

               o    the company can issue reload options, or

               o the plans includes an automatic share replenishment ("evergreen") feature.

          o    Stralem will generally support:

               o proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

               o the board's discretion to determine and grant appropriate cash compensation and severance packages.

               o the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

D.    Corporate Matters

Stralem will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          o    Stralem will generally support:

               o merger and acquisition proposals that the Compliance Officer believes, based on his review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

               o proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

               o proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

          o Stralem will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     E.   Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. Stralem reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          o Stralem will generally abstain from shareholder social and environmental proposals.

          o    Stralem will generally support

               o the board's discretion regarding shareholder proposals that involve ordinary business practices.

               o proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

               o    proposals to lower barriers to shareholder action.

               o proposals to subject shareholder rights plans to a shareholder vote.

     F. Other

          o    Stralem will vote against

               o proposals where the proxy materials lack sufficient information upon which to base an informed decision.

               o proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          o Stralem will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

Stralem's proxy policies, and the procedures noted below, may be amended from time to time.

                             Proxy Voting Procedures

Stralem may receive proxy statements with respect to client securities at any time, although customarily proxy statements will be sent either directly to the client or to a different investment adviser that has discretionary authority with respect to interests beneficially owned by Stralem clients. For most clients, Stralem does not expect to receive and vote proxies for client interests.

If Stralem received a proxy statement, Stralem would take the following steps:

          o    the meeting date would be noted;

          o    the proxy statement would be reviewed by the Senior Portfolio
               Manager;

          o the Senior Portfolio Manager would review the proxy materials, and any other necessary materials, and determine the vote. The Senior Portfolio Manager shall give appropriate and significant weight to any portfolio managers' views regarding a proposal's impact on shareholders.

The Senior Portfolio Manager will consider Stralem's fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. Stralem may enlist the services of reputable outside professionals and/or proxy evaluation services to assist with the analysis of voting issues and/or to carry out the actual voting process. If Stralem uses an outside evaluation service, Stralem will periodically review the policies of that service provider.

In addition to the foregoing, Stralem will adhere to the following protocols:

          o Stralem will not engage in conduct that involves an attempt to change or influence the control of a company, other than by voting proxies and participating in Creditors' committees.

          o Stralem will not publicly announce its voting intentions and the reasons therefore.

          o Stralem will not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

          o All communications regarding proxy issues between the Stralem and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing Stralem's concerns for its advisory clients' interests and not in an attempt to influence or control management.

                              Conflicts of Interest

Stralem will review each proxy to assess the extent to which there may be a material conflict between Stralem's interests and those of Stralem's advisory clients. A potential conflict of interest situation may include where Stralem or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm Stralem's relationship with the company. In order to avoid even the appearance of impropriety, Stralem will not take Stralem's relationship with the company into account, and will vote the company's proxies in the best interest of Stralem's advisory clients, in accordance with these proxy policies and procedures.

To the extent that the Senior Portfolio Manager has any conflict of interest with respect to a company or an issue presented, then the Senior Portfolio Manager should inform the Compliance Officer and the President of Stralem of such conflict and abstain from voting on that company or issue.

                           Document Retention Policy.

Stralem will retain the following documents in a central location:

          o    A copy of this Policy & Procedure Statement.

          o A list of proxy statements received for each advisory client (Stralem will rely on obtaining copies of proxy statements themselves from the SEC's EDGAR system).

          o A record of each vote cast by Stralem on behalf of a client. Stralem may rely on a third party to make and retain this record on Stralem's behalf, so long as Stralem has obtained the third party's undertaking to provide a copy of such voting record promptly upon request.

          o A copy of any document created by Stralem that was material to Stralem's decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

          o A copy of each written client request for information on how Stralem voted proxies on behalf of the client, and a copy of any written response from Stralem to the requesting client.

These documents will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Stralem.

                             Registration Statement
                                       of
                                  STRALEM FUND
                                       on
                                    Form N-1A

PART C.    OTHER INFORMATION

Item 23.

         Exhibits:

(a)(1)   Certificate of Trust dated January 27, 1999. (1)

(a)(2)   Trust Instrument dated January 27, 1999. (1)

(b)      Trust Bylaws dated January 27, 1999. (1)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a) above, and in Article IV of the Bylaws referenced in Exhibit (b) above

(d)(1) Investment Advisory Agreement dated April 7, 1999 between Registrant, on behalf of Stralem Fund, and Stralem & Company Incorporated ("Stralem"). (1)

(d)(2) Investment Advisory Agreement dated January 3, 2000 between Registrant, on behalf of Stralem Equity Fund, and Stralem. (2)

(d)(3) Investment Advisory Agreement between Registrant, on behalf of Stralem III Fund, and Stralem dated September 13, 2000.(3)

(e)(1) Distribution Agreement dated April 30, 1999 between Registrant, on behalf of Stralem Fund, and Stralem. (1)

(e)(2) Distribution Agreement dated January 3, 2000 between Registrant, on behalf of Stralem Equity Fund, and Stralem. (2)

(e)(3) Distribution Agreement dated between Registrant, on behalf of Stralem III Fund, and Stralem dated September 13, 2000.(3)

(f)      Not applicable.

(g) Custodian Agreement between Registrant and BNY Clearing Services LLC dated June 19, 2001. (Effective July 30, 2003, Pershing LLC acquired substantially all of BNY's clearing operations and succeeded to the custodian agreement between the Funds and BNY.) (3)

(h)      Not applicable.

---------------
(1) Filed electronically as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A on February 26, 1999, accession number 0000922423-99-000367, and incorporated herein by reference.

(2) Filed electronically as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A on January 10, 2000, accession number 0000922423-00-000042 and incorporated herein by reference.

(3) Filed electronically as an Exhibit to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A on April 30, 2003, accession number 0000922423-03-000393 and incorporated herein by reference.

(i)(1)   Opinion of Kramer Levin Naftalis & Frankel LLP dated April 29, 1999.(4)

(i)(2)   Opinion of Morris, Nichols, Arsht & Tunnell dated April 29, 1999.(4)

(i)(3)   Consent of Kramer Levin Naftalis & Frankel LLP.(5)

(i)(4) Opinion and Consent of Kramer Levin Naftalis & Frankel LLP dated September 14, 2000 relating to Stralem III Fund.(6)

(i)(5) Opinion of Morris, Nichols, Arsht & Tunnell dated September 14, 2000 relating to Stralem III Fund.(4)

(j)      Consent of Auditors.(5)

(k)      Not applicable.

(l)      Not applicable.

(m)      Not applicable.

(n)      Not applicable.

(p)(1)   Code of Ethics of Registrant dated February 3, 2000.(7)

(p)(2)   Code of Ethics of Stralem dated December 15, 2004.(8)

Item 24. Persons Controlled by or

Under Common Control with Registrant.

There are no persons controlled by or under common control with the Registrant.

Item 25.   Indemnification.

Indemnification in Trust Instrument of Registrant referenced in Item 23(a)(2), above..

      Section 10.02 Indemnification

      (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

                     (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;


---------------
(4) Filed electronically as an Exhibit to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A on April 29, 1999, accession number 0000922423-99-000570 and incorporated herein by reference.

(5)   To be filed by amendment.

(6) Filed electronically as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A on September 14, 2000, accession number 0000922423-00-001133 and incorporated herein by reference.

(7) Filed electronically as an Exhibit to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A on April 24, 2000, accession number 0000922423-00-000656 and incorporated herein by reference.

(8)   Filed herewith.

                     (ii) the word "claim," "action," "suit," or "proceeding"
              shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

                    (i) who shall have been adjudicated by a court or body
              before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                    (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contact or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26. Business and Other Connections of Investment Adviser.

              The following table shows the names and principal occupations with Stralem of the officers and directors of Stralem and their positions, if any, with Registrant. These individuals have no other substantial business or other connections other than with Stralem or Registrant.

Name                   Principal Occupation with Stralem    Position with Registrant
----                   ---------------------------------    -------------------------

Hirschel B. Abelson    President                            Secretary and Treasurer
Philippe E. Baumann    Executive Vice President             President and Trustee


Name                   Principal Occupation with Stralem    Position with Registrant
----                   ---------------------------------    -------------------------
M. Joel Unger          Vice President                       None
Irene Bergman          Vice President                       None
Philippe Labaune       Vice President                       Vice-President
Adam Abelson           Vice President                       Vice President
Andrew Eras            Vice President                       None
Andrea Baumann Lustig  Vice President                       None
Joann Paccione         Chief Compliance Officer             Chief Compliance Officer

      Except for Mr. Unger, the address of each of the foregoing is 645 Madison Avenue, New York, New York 10022. Mr. Unger's address is 1650 Yates Street, Denver, Colorado 90203.

Item 27. Principal Underwriters.

                      (a) Stralem, the sole underwriter of Registrant, does not
              act as a principal underwriter, depositor or investment adviser to any other registered investment company.

                      (b) Please see the table furnished in response to Item 26
              above.

                      (c) Inapplicable.

Item 28. Location of Accounts and Records.

              All accounts and records are in the physical possession of Registrant at 645 Madison Avenue, New York, New York 10022.

Item 29. Management Services.

              Not applicable.

Item 30. Undertakings.

              Not applicable.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of February, 2005.


                                  STRALEM FUND



                                  By: /s/ Philippe E. Baumann
                                     -----------------------------------------
                                     Philippe E. Baumann, President


              Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                       Title                                Dates
        ----------                       -----                                -----

/s/ Philippe E. Baumann            Trustee and President                   February 25, 2005
--------------------------------   (Principal Executive Officer)
Philippe E. Baumann


/s/ Kenneth D. Pearlman            Trustee                                 February 25, 2005
--------------------------------
Kenneth D. Pearlman


/s/ Jean Paul Ruff                 Trustee                                 February 25, 2005
--------------------------------
Jean Paul Ruff


/s/ Michael Rubin                  Trustee                                 February 25, 2005
--------------------------------
Michael Rubin


/s/ Hirschel B. Abelson            Secretary and Treasurer (Principal      February 25, 2005
--------------------------------   Financial and Accounting Officer)
Hirschel B. Abelson

                                  EXHIBIT INDEX


EX-99.(p)   Code of Ethics of Stralem & Company Incorporated.